Putnam
Utilities
Growth and
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Utilities Growth and Income Fund posted negative results during the fiscal period ended April 30, 2002.

On the following pages, the report from your fund's management team will provide a full review of what has been driving fund performance, including a discussion of the reasons for the underperformance. The team also presents its view of prospects for the remainder of fiscal 2002.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Utilities Team

The six months ended April 30, 2002, the first half of Putnam Utilities Growth and Income Fund's fiscal year, saw important transitions in the U.S. economy. The Federal Reserve Board's policy shifted from stimulative to neutral, and the financial markets began to regroup after the tragic events of September 11. In January, the Fed concluded its cycle of easing interest rates and adopted a wait-and-see attitude. The economy seemed to be on the mend in the first three months of calendar 2002, but in April, concerns that the recovery might be much slower than anticipated surfaced as the unemployment rate rose to 6%. Moreover, observers began to attribute the strong first-quarter growth in GDP (Gross Domestic Product) to restocking of inventories rather than an actual expansion. In response, bond yields generally rose early in the year with the prospect of economic renewal, only to fall back in April, while the stock market seemed unable to sustain a rally.

Total return for 6 months ended 4/30/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -4.84%  -10.28%  -5.32% -10.01%  -5.22%  -6.16%  -5.20%   -8.55%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

All told, however, the first half of your fund's fiscal year included significant improvements for the major gas and electric utilities and for the large communications companies that dominate its high-quality portfolio. The utilities industry is still grappling with volatile energy prices and regulatory issues, as well as a sluggish economy, but the environment has improved notably since the end of fiscal 2001. While absolute performance is disappointing, it is important to note that your fund emphasizes competitive companies with strong balance sheets, and invests in utilities bonds as well as stocks. While the fund underperformed its stock-based benchmark, the Standard & Poor's Utilities Index, for the semiannual period, it did outperform the benchmark for the 12 months ended April 30. Results for the semiannual period were slightly below the average for utilities funds tracked by Lipper. (See page 7 for details.)


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities         56.8%

Regional Bells             14.6%

Telecommunications         14.4%

Natural gas utilities      11.0%

Water utilities             0.8%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.

Communications companies, which account for about one-third of the fund's equity holdings, were generally weaker than the gas and electrics. We believe a defensive approach to this sector still has value; however, our allocation dampened the fund's performance relative to similar funds that had less exposure to the telecommunications sector. Going forward, we expect that communications companies typically will remain within range of this level, which is somewhat less than in the past.

* RECOVERING CALIFORNIA ENERGY GIANTS CONTRIBUTED TO PERFORMANCE

PG&E Corporation and Edison International -- two companies that made headlines in California's energy crisis last year -- were among the strongest contributors to your fund's performance in the first half of fiscal 2002. PG&E's utility subsidiary, Pacific Gas & Electric, went into bankruptcy in April 2001 when it was unable to pay for power in the volatile wholesale market with its capped and inadequate retail revenues. We began buying the stock in May. Due to timely rate increases and a drop in wholesale prices, the company's cash-flow situation improved dramatically, as did its stock price. The company should emerge from bankruptcy next year.

Edison International's utility subsidiary -- Southern California Edison
(SCE) -- avoided bankruptcy altogether, even though it was subject to the same pressures as PG&E. In October of 2001, the settlement of SCE's suit against the California Public Utilities Commission seeking recovery of past power costs, granted the company the right and the ability to recover these costs through rates. As a result, the company returned to profitability and its debt ratings have improved, though not yet to investment grade. This has contributed to the recovery in the price of the stock. We began buying Edison International in May of 2001 as well.

* ENERGY COMPANIES OFFERED GROWTH OPPORTUNITIES AS WELL AS PITFALLS

Another positive contributor to your fund's performance was Entergy Corporation, a holding company with subsidiaries that distribute electricity to customers in Arkansas, Louisiana, Mississippi, and Texas, with natural gas customers in Louisiana. One of the largest nuclear power generators in the United States, Entergy also operates facilities in other parts of North America, has interests in European power projects, and, in a joint venture with Koch Industries, trades natural gas and energy-related commodities in North America and Europe. Notwithstanding the risks, management's strategies have been successful.


Fund Profile

Putnam Utilities Growth and Income Fund seeks capital growth and current income by investing in stocks and bonds of utilities, such as natural gas, electric, and communication services companies. It is suitable for investors who want a long-term, conservative investment that can offer both income and growth potential.


Of course, energy giant Enron's widely publicized downfall came as a shock to investors around the world. We sold most of the fund's holdings in Enron as the slide began. By the beginning of the fund's fiscal year we had only a small position left, which we had retained in anticipation of a possible merger with Dynegy that never materialized. We eliminated Enron completely early in fiscal 2002, so its effect on the fund's six-month results was negligible.

Energy marketers Mirant Corporation and Aquila, Inc., as well as more traditional utility companies like Sierra Pacific Resources, were negatives for the fund during the semiannual period, but for different reasons. In both cases, we still see value and are maintaining the positions.

A leading North American energy marketer, Mirant also has operations in the Asia/Pacific region, Europe, and the Americas. Enron's demise caught Mirant by surprise and its stock price and bond ratings suffered along with other independent energy companies. However, management quickly launched plans to restructure and reduce costs, and Mirant is complying with requests from the Federal Energy Regulatory Commission as it investigates trading practices affecting California's power crisis. The company has exceeded Wall Street expectations, but the stock remains depressed.

Aquila, formerly UtiliCorp United, was also affected by volatile energy prices. A major wholesaler of electricity and natural gas in the United States, Canada, New Zealand, and Australia, Aquila offers a variety of energy products and risk-management services designed to help bring some certainty to energy companies in these uncertain times. However, declining profits and decreased ratings on its bonds contributed to such a sharp drop in the price of its common shares that the company has been buying back its own stock.

* EMPHASIS ON COMMUNICATIONS GIANTS CONTRIBUTED DEFENSIVE BIAS

The fund's communications selections have emphasized the more defensive companies in this competitive sector, including Regional Bells like SBC Communications, Verizon, and Bell South, which are among the fund's 10 largest holdings. In addition to strong balance sheets, we believe these regional companies enjoy a competitive edge in the long-distance marketplace.

One of the best performers among the fund's communications companies has been NTT DoCoMo, Japan's (and the world's) largest cellular phone company, which is 65% owned by Nippon Telegraph and Telephone. The Japanese wireless communications market has more room to grow than other markets and the company has also done an excellent job with wireless data. Although the days of dramatic growth appear to be over even for DoCoMo, the company expects to do well this fall, when it is scheduled to launch its popular mobile data service, I-mode, in the United States.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

SBC Communications, Inc.
Regional Bells

Duke Energy Corp.
Electric utilities

Verizon Communications, Inc.
Regional Bells

PG&E Corp.
Electric utilities

El Paso Corp.
Natural gas utilities

Entergy Corp.
Electric utilities

Edison International
Electric utilities

Exelon Corp.
Electric utilities

FPL Group, Inc.
Electric utilities

BellSouth Corp.
Regional Bells

Footnote reads:
These holdings represent 39.6% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


In general, however, we are cautious about the wireless sector because the market is highly saturated and unlikely to recover as quickly as other sectors. For example, one of our greatest disappointments during the past six months was British-based Vodafone Group PLC, one of the dominant companies in its industry in the late 1990s, with the largest list of mobile-phone subscribers in the world. Along with other operators, Vodafone has been losing momentum since March of 2000, and we believe the stock is undervalued. This global player has a clean balance sheet and we expect it to return to favor over time.

We have greatly reduced holdings of former telecommunications leaders. For example, we have eliminated the fund's WorldCom stock holdings. The company is currently experiencing diminished revenue prospects as a result of the weak economy and lower voice volumes and data business in the highly competitive long-distance field. Similarly, we have cut back the fund's holdings in Qwest Communications, which has suffered as a result of the difficult economic and industry conditions that have been slow to improve. We continue to hold a small position since the stock appears to be oversold, which could make the company a takeover candidate.

* OUTLOOK FOR DELAYED RECOVERY REQUIRES CAUTION AND SELECTIVITY

Recent declines in capital spending and corporate investment should restrain economic growth enough to discourage the Federal Reserve Board from raising interest rates again as growth begins to accelerate. In our view, a subdued growth rate may prove to be healthy for the utilities industry in general, and shareholders of well-managed, financially strong companies in particular. Volatile energy prices will continue to pose challenges, but in relative terms the market may become more rational.

On the telecom side, even a rejuvenated world economy will not change the highly competitive nature of the wireless market. We continue to look for consolidation, so we are positioning the fund to benefit from the opportunities and avoid the pitfalls that this trend is likely to create. In general, we will continue too be selective, maintaining our investment discipline and looking for stocks with sound finances and competitive positioning in the marketplace.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Utilities Team. The members of the team are Krishna Memani, Erin Spatz, and Michael Yogg.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                      Class A        Class B         Class C         Class M
(inception dates)   (11/19/90)      (4/27/92)       (7/26/99)       (3/1/95)
                   NAV      POP    NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months         -4.84% -10.28%  -5.32% -10.01%  -5.22%  -6.16%  -5.20%  -8.55%
------------------------------------------------------------------------------
1 year          -24.12  -28.47  -24.71  -28.40  -24.68  -25.41  -24.51  -27.15
------------------------------------------------------------------------------
5 years          23.74   16.60   19.02   17.43   19.10   19.10   20.63   16.39
Annual average    4.35    3.12    3.54    3.27    3.56    3.56    3.82    3.08
------------------------------------------------------------------------------
10 years        118.77  106.28  104.12  104.12  102.84  102.84  108.33  101.00
Annual average    8.14    7.51    7.40    7.40    7.33    7.33    7.62    7.23
------------------------------------------------------------------------------
Annual average
(life of fund)    8.34    7.78    7.52    7.52    7.53    7.53    7.81    7.47
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                                 Standard & Poor's        Consumer
                                 Utilities Index         price index
------------------------------------------------------------------------------
6 months                             -1.48%                 1.07%
------------------------------------------------------------------------------
1 year                              -28.24                  1.53
------------------------------------------------------------------------------
5 years                              51.91                 12.12
Annual average                        8.72                  2.31
------------------------------------------------------------------------------
10 years                            127.50                 28.67
Annual average                        8.57                  2.55
------------------------------------------------------------------------------
Annual average
(life of fund)                        9.07                  2.61
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 93 funds in the Lipper Utility Funds category over the 6 months ended 4/30/02 was -4.46%. Over the 1-, 5-, and 10-year periods ended 4/30/02, annualized returns for the category were -24.52%, 6.65%, and 8.86%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2             2             2             2
------------------------------------------------------------------------------
Income             $0.133        $0.098        $0.098        $0.108
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total            $0.133        $0.098        $0.098        $0.108
------------------------------------------------------------------------------
Share value:    NAV     POP        NAV           NAV       NAV     POP
------------------------------------------------------------------------------
10/31/01       $9.56  $10.14      $9.51         $9.51     $9.55   $9.90
------------------------------------------------------------------------------
4/30/02         8.97    9.52       8.91          8.92      8.95    9.27
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1          2.45%   2.31%      1.71%         1.70%     1.92%   1.86%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2     3.47    3.27       2.70          2.70      2.96    2.86
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/19/90)      (4/27/92)       (7/26/99)       (3/1/95)
                   NAV      POP    NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months         -3.43%  -8.98%  -3.80%  -8.56%  -3.81%  -4.76%  -3.69%  -7.10%
------------------------------------------------------------------------------
1 year          -16.50  -21.28  -17.15  -21.21  -17.14  -17.95  -16.98  -19.90
------------------------------------------------------------------------------
5 years          30.75   23.21   25.94   24.26   25.85   25.85   27.36   22.94
Annual average    5.51    4.26    4.72    4.44    4.70    4.70    4.96    4.22
------------------------------------------------------------------------------
10 years        135.41  121.81  118.71  118.71  118.20  118.20  124.09  116.21
Annual average    8.94    8.29    8.14    8.14    8.11    8.11    8.40    8.02
------------------------------------------------------------------------------
Annual average
(life of fund)    8.81    8.24    8.00    8.00    7.99    7.99    8.27    7.93
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged index of common stock issued by utilities companies. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends but are not adjusted for commissions, taxes, or other costs. Because the fund is a managed portfolio investing in common stocks and fixed-income securities, the securities it owns will not match those in the index. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

COMMON STOCKS (87.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
            114,900 Echostar Communications Corp. Class A (NON)                                       $   3,125,280

Combined Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            305,200 United Utilities                                                                      2,928,596

Electric Utilities (49.0%)
-------------------------------------------------------------------------------------------------------------------
             99,100 Alliant Energy Corp.                                                                  2,799,575
            143,600 Ameren Corp.                                                                          5,996,736
            370,800 American Electric Power Company, Inc.                                                16,982,640
            465,621 Aquila, Inc.                                                                          7,468,561
            107,400 Cinergy Corp.                                                                         3,815,922
            192,900 Consolidated Edison, Inc.                                                             8,408,511
            198,900 Constellation Energy Group, Inc.                                                      6,348,888
            404,400 Dominion Resources, Inc.                                                             26,860,248
            238,389 DTE Energy Co.                                                                       10,808,557
          1,323,700 Duke Energy Corp.                                                                    50,737,421
          1,721,800 Edison International (NON)                                                           31,250,670
             14,100 Electrabel SA (Belgium)                                                               3,124,862
            164,800 Energy East Corp.                                                                     3,623,952
            703,700 Entergy Corp.                                                                        32,651,680
            547,187 Exelon Corp.                                                                         29,712,254
            498,900 FirstEnergy Corp.                                                                    16,613,370
            451,200 FPL Group, Inc.                                                                      28,646,688
            254,000 Iberdrola SA (Spain)                                                                  3,482,771
            165,700 Korea Electric Power Corp. (South Korea)                                              3,137,287
          1,531,234 PG&E Corp. (NON)                                                                     35,983,999
            173,200 Pinnacle West Capital Corp.                                                           7,589,624
            105,100 PNM Resources, Inc.                                                                   3,047,900
            142,500 PPL Corp.                                                                             5,430,675
            429,000 Progress Energy, Inc.                                                                22,260,810
            358,000 Public Power Corp. 144A (NON)                                                         4,289,545
            221,000 Public Service Enterprise Group, Inc.                                                10,243,350
            121,300 Puget Energy, Inc.                                                                    2,514,549
            904,400 Reliant Energy, Inc.                                                                 22,953,672
          1,173,000 Sierra Pacific Resources                                                              8,316,570
            658,800 Southern Co. (The)                                                                   18,676,980
            254,500 TXU Corp.                                                                            13,849,890
            306,330 XCEL Energy, Inc.                                                                     7,789,972
                                                                                                      -------------
                                                                                                        455,418,129

Natural Gas Utilities (9.7%)
-------------------------------------------------------------------------------------------------------------------
            542,983 Dynegy, Inc. Class A                                                                  9,773,694
            840,673 El Paso Corp.                                                                        33,626,920
            110,700 Equitable Resources, Inc.                                                             3,979,665
            170,600 KeySpan Corp.                                                                         6,022,180
            191,035 Kinder Morgan Management, LLC (NON)                                                   6,753,087
             54,100 Kinder Morgan, Inc.                                                                   2,618,981
            121,150 New Jersey Resources Corp.                                                            3,876,800
            589,352 NiSource, Inc.                                                                       13,024,679
             90,500 NUI Corp.                                                                             2,425,400
             50,300 Peoples Energy Corp.                                                                  1,961,700
            307,200 Williams Companies, Inc. (The)                                                        5,867,520
                                                                                                      -------------
                                                                                                         89,930,626

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
            231,947 Mirant Corp. (NON)                                                                    2,801,920

Regional Bells (13.8%)
-------------------------------------------------------------------------------------------------------------------
            909,400 BellSouth Corp.                                                                      27,600,290
            517,300 Qwest Communications International, Inc.                                              2,602,019
          1,636,291 SBC Communications, Inc. (SEG)                                                       50,823,200
          1,186,900 Verizon Communications, Inc.                                                         47,606,559
                                                                                                      -------------
                                                                                                        128,632,068

Telecommunications (13.2%)
-------------------------------------------------------------------------------------------------------------------
             69,100 ALLTEL Corp.                                                                          3,420,450
            526,500 AT&T Corp.                                                                            6,907,680
            986,700 AT&T Wireless Services, Inc. (NON)                                                    8,830,965
             53,200 BCE, Inc. (Canada)                                                                      930,468
             65,600 Broadwing, Inc. (NON)                                                                   432,960
            407,600 BT Group PLC (United Kingdom) (NON)                                                   1,532,403
             68,700 CenturyTel, Inc.                                                                      1,902,990
            597,000 China Mobile, Ltd. (Hong Kong) (NON)                                                  1,955,808
            159,500 Citizens Communications Co. (NON)                                                     1,478,565
            114,969 Deutsche Telekom AG ADR (Germany)                                                     1,521,040
            221,800 General Motors Corp. Class H (NON)                                                    3,322,564
             56,700 Hellenic Telecommunication Organization SA (Greece)                                     876,550
                285 Japan Telecom Co., Ltd. (Japan)                                                         843,655
            193,781 Koninlijke (Royal) KPN NV (Netherlands) (NON)                                           878,124
             50,200 Korea Telecom Corp. (South Korea)                                                     2,257,836
             14,200 Korea Telecom Freetel (South Korea) (NON)                                               423,586
            113,200 Nextel Communications, Inc. Class A (NON)                                               623,732
                612 Nippon Telegraph and Telephone Corp. (NTT) (Japan)                                    2,407,572
              5,265 NTT DoCoMo, Inc. (Japan)                                                             13,329,633
            687,100 Olivetti SpA (Italy)                                                                    789,236
            200,500 Orange SA (France) (NON)                                                              1,156,035
            522,988 Portugal Telecom, SGPS SA ADR (Portugal) (NON)                                        3,791,663
              8,600 SK Telecom Co., Ltd. (South Korea)                                                    1,671,484
            105,800 Sonera Group OYJ (Finland) (NON)                                                        472,763
            422,000 Sprint Corp. (FON Group)                                                              6,688,700
            469,837 Sprint Corp. (PCS Group) (NON)                                                        5,266,873
              8,625 Swisscom AG ADR (Switzerland)                                                         2,575,144
             80,800 TDC A/S (Denmark)                                                                     2,331,410
            841,700 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                      1,814,693
          1,171,500 Telecom Italia Mobile SpA (Italy)                                                     5,118,711
          1,017,300 Telecom Italia SpA (Italy)                                                            8,092,568
            334,764 Telefonica SA (Spain) (NON)                                                           3,582,876
            109,500 Telenor ASA (Norway)                                                                    432,667
            327,500 Telstra Corporation, Ltd. (Australia)                                                   894,999
         15,264,400 Vodafone Group PLC (United Kingdom) (NON)                                            24,634,437
                                                                                                      -------------
                                                                                                        123,190,840

Water Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
            200,100 Philadelphia Suburban Corp.                                                           4,822,410
                                                                                                      -------------
                    Total Common Stocks (cost $803,871,102)                                           $ 810,849,869

CORPORATE BONDS AND NOTES (12.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Electric Utilities (7.8%)
-------------------------------------------------------------------------------------------------------------------
$         2,370,000 AmerenEnergy Generating Co. sr. notes Ser. C, 7 3/4s, 2005                        $   2,509,459
          2,340,000 American Electric Power Company, Inc. notes Ser. A, 6 1/8s, 2006                      2,363,353
          3,000,000 Arizona Public Service Co. notes 6 1/4s, 2005                                         3,088,350
          1,500,000 Avista Corp. sr. notes 9 3/4s, 2008                                                   1,610,040
          2,400,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    2,513,664
          2,800,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   2,834,104
          1,500,000 Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                          1,598,400
          2,340,000 Dominion Resources, Inc. sr. notes 8 1/8s, 2010                                       2,574,023
          2,820,000 DPL, Inc. bonds 8 1/8s, 2031                                                          2,721,465
          2,975,000 Duquesne Light Co. 1st mtge. Ser. O, 6.7s, 2012                                       3,033,448
          2,335,000 Exelon Corp. sr. notes 6 3/4s, 2011                                                   2,368,414
          2,370,000 FirstEnergy Corp. notes Ser. B, 6.45s, 2011                                           2,230,644
          1,180,000 Florida Power & Light Co. 1st mtge. 6 7/8s, 2005                                      1,239,430
          4,000,000 Hydro Quebec local government guaranty Ser. HY, 8.4s, 2022 (Canada)                   4,801,080
          1,805,000 Kansas Gas & Electric debs. 8.29s, 2016                                               1,613,002
          2,350,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                   2,579,125
          4,080,000 New Century Energies, Inc. coll. trust 6 3/8s, 2005                                   4,145,933
          3,000,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             3,272,940
          3,000,000 Northwestern Corp. 144A notes 8 3/4s, 2012                                            3,029,143
          4,000,000 PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                  4,039,240
          2,935,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      2,967,350
          3,500,000 Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                          3,262,280
          2,725,000 Southern Investments Service Co. sr. notes 6.8s, 2006 (United Kingdom)                2,755,329
          1,760,000 Tampa Electric Co. notes 6 7/8s, 2012                                                 1,815,176
          3,276,215 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                3,298,658
          4,000,000 Western Resources, Inc. sr. notes 6 7/8s, 2004                                        3,875,400
                                                                                                      -------------
                                                                                                         72,139,450

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Columbia Energy Group notes Ser. E, 7.32s, 2010                                       3,354,715
            640,000 KN Capital Trust III company guaranty 7.63s, 2028                                       592,834
          1,880,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                  1,894,739
          2,375,000 ONEOK, Inc. sr. notes 7 1/8s, 2011                                                    2,426,466
          3,500,000 Southwest Gas Corp. deb. 7 1/2s, 2006                                                 3,410,960
                                                                                                      -------------
                                                                                                         11,679,714

Oil & Gas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                    2,615,125

Power Producers (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                  1,002,000
            445,000 Midland Funding II debs. Ser. A, 11 3/4s, 2005                                          488,712
          1,268,090 Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                          1,210,633
                                                                                                      -------------
                                                                                                          2,701,345

Regional Bells (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Bell Atlantic Corp. deb. 7 7/8s, 2029                                                 5,032,400
          1,800,000 Qwest Capital Funding, Inc. company guaranty 7s, 2009                                 1,305,000
          1,190,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       1,193,879
          2,340,000 WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                      1,111,500
                                                                                                      -------------
                                                                                                          8,642,779

Telecommunications (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,340,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                   2,278,622
          1,185,000 British Telecommunications PLC notes 8 3/8s, 2010 (United Kingdom)                    1,293,035
          4,000,000 Century Telephone Enterprises, Inc. deb. Ser. G, 6 7/8s, 2028                         3,279,440
          1,755,000 Citizens Communications Co. notes 9 1/4s, 2011                                        1,888,626
          2,340,000 France Telecom notes 8 1/4s, 2011 (France)                                            2,384,249
                                                                                                      -------------
                                                                                                         11,123,972

Water Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Pennsylvania-American Water Co. 144A mtge. 7.8s, 2026                                 2,627,975
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $113,442,632)                               $ 111,530,360

PREFERRED STOCKS (0.3%) (a) (cost $2,500,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              2,500 Centaur Funding Corp. 144A Ser. B, 9.08% pfd. (Cayman Islands)                    $   2,817,450

SHORT-TERM INVESTMENTS (3.5%) (a) (cost $33,182,301)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        33,200,243 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92% and due dates ranging
                    from May 1, 2002 to June 24, 2002(d)                                              $  33,182,301
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $952,996,035) (b)                                         $ 958,379,980
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $930,066,966.

  (b) The aggregate identified cost on a tax basis is $957,506,704, resulting in gross unrealized appreciation and depreciation of $107,626,980 and $106,753,704, respectively, or net unrealized appreciation of $873,276.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2002.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2002
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value         Value         Date    (Depreciation)
------------------------------------------------------------------------------
US Treasury Note
5yr. (short)            $3,499,547      $3,503,532      Jun-02        $  3,985
US Treasury Note
10yr. (long)             2,744,625       2,665,923      Jun-02          78,702
US Treasury Bond
(long)                   2,250,875       2,271,515      Jun-02         (20,640)
------------------------------------------------------------------------------
                                                                      $ 62,047
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $31,324,349 of securities
on loan (identified cost $952,996,035) (Note 1)                              $  958,379,980
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        4,648,930
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              311,146
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,330,678
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              8,859
-------------------------------------------------------------------------------------------
Total assets                                                                    967,679,593

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    249,703
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 7,667
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,938,065
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,538,191
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          196,253
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       100,214
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          8,263
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              318,040
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               33,182,301
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               73,930
-------------------------------------------------------------------------------------------
Total liabilities                                                                37,612,627
-------------------------------------------------------------------------------------------
Net assets                                                                     $930,066,966

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,005,518,648
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,724,742)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (78,178,148)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                 5,451,208
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $930,066,966

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($738,908,074 divided by 82,401,348 shares)                                           $8.97
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $8.97)*                                $9.52
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($178,716,284 divided by 20,048,502 shares)**                                         $8.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,389,580 divided by 604,352 shares)**                                              $8.92
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,053,028 divided by 787,950 shares)                                                $8.95
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.95)*                                $9.27
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $114,002)                                     $ 12,758,739
-------------------------------------------------------------------------------------------
Interest income                                                                   4,217,154
-------------------------------------------------------------------------------------------
Securities lending                                                                   52,319
-------------------------------------------------------------------------------------------
Total investment income                                                          17,028,212

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,247,841
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      698,835
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    27,100
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,303
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               993,442
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               973,561
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                28,282
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                28,988
-------------------------------------------------------------------------------------------
Other                                                                               275,339
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,285,691
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (154,240)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,131,451
-------------------------------------------------------------------------------------------
Net investment income                                                            10,896,761
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (73,487,919)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (59,007)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (6,454)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                        (18,168)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                11,520,986
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (62,050,562)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(51,153,801)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                               $  10,896,761        $   26,376,063
-------------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                     (73,553,380)           (2,817,083)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                       11,502,818          (312,751,850)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (51,153,801)         (289,192,870)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (11,389,086)          (21,639,632)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,099,203)           (4,332,241)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (60,319)              (89,767)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (90,158)             (197,147)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --          (123,924,226)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (37,257,684)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (621,052)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (1,465,286)
-------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --              (726,855)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (218,528)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (3,643)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (8,594)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --            (3,768,411)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (754,434)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (15,632)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (34,332)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (79,655,527)           76,862,461
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (144,448,094)         (407,387,873)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,074,515,060         1,481,902,933
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $2,724,742 and $17,263, respectively)                     $ 930,066,966        $1,074,515,060
-------------------------------------------------------------------------------------------------------

*Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                             April 30
operating performance                (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.56       $13.86       $14.06       $13.62       $12.49       $11.63
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .11(c)       .25(c)       .36(c)       .39(c)       .37(c)       .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)       (2.73)         .75          .87         2.14         1.67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.46)       (2.48)        1.11         1.26         2.51         2.08
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.25)        (.38)        (.39)        (.38)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.52)        (.93)        (.43)       (1.00)        (.81)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.04)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.13)       (1.82)       (1.31)        (.82)       (1.38)       (1.22)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.97        $9.56       $13.86       $14.06       $13.62       $12.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.84)*     (20.40)        9.04         9.49        21.06        19.16
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $738,908     $846,231   $1,128,437   $1,000,789     $825,884     $653,205
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .55*        1.05         1.01         1.00         1.05         1.05
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.15*        2.14         2.78         2.80         2.87         3.41
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.64*       91.91        29.42        17.58        23.64        53.63
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.51       $13.78       $13.98       $13.54       $12.42       $11.57
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .07(c)       .16(c)       .26(c)       .28(c)       .28(c)       .32
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)       (2.70)         .74          .87         2.12         1.66
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.50)       (2.54)        1.00         1.15         2.40         1.98
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.17)        (.27)        (.28)        (.28)        (.32)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.52)        (.93)        (.43)       (1.00)        (.81)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.03)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.10)       (1.73)       (1.20)        (.71)       (1.28)       (1.13)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.91        $9.51       $13.78       $13.98       $13.54       $12.42
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.32)*     (20.93)        8.19         8.69        20.19        18.28
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $178,716     $213,564     $335,411     $566,426     $706,220     $659,594
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .92*        1.80         1.76         1.75         1.80         1.80
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .78*        1.39         2.06         2.06         2.13         2.66
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.64*       91.91        29.42        17.58        23.64        53.63
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             April 30                            July 26, 1999+
operating performance               (Unaudited)   Year ended October 31     October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.51       $13.79       $14.04       $14.34
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .07          .16          .25          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.56)       (2.70)         .74         (.26)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.49)       (2.54)         .99         (.19)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.18)        (.31)        (.11)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.52)        (.93)          --
----------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --
----------------------------------------------------------------------------------------
From return of capital                    --         (.03)          --           --
----------------------------------------------------------------------------------------
Total distributions                     (.10)       (1.74)       (1.24)        (.11)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.92        $9.51       $13.79       $14.04
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.22)*     (20.93)        8.12        (1.33)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,390       $6,028       $4,734         $486
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .92*        1.80         1.76          .47*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .78*        1.38         1.94          .53*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.64*       91.91        29.42        17.58
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                        Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.55       $13.83       $14.03       $13.60       $12.47       $11.61
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .08(c)       .19(c)       .29(c)       .32(c)       .32(c)       .36
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.57)       (2.71)         .75          .86         2.13         1.67
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.49)       (2.52)        1.04         1.18         2.45         2.03
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.20)        (.31)        (.32)        (.32)        (.36)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.52)        (.93)        (.43)       (1.00)        (.81)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.03)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.11)       (1.76)       (1.24)        (.75)       (1.32)       (1.17)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.95        $9.55       $13.83       $14.03       $13.60       $12.47
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.20)*     (20.72)        8.49         8.87        20.54        18.62
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,053       $8,692      $13,320      $14,045      $13,828      $11,871
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .80*        1.55         1.51         1.50         1.55         1.55
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .90*        1.64         2.28         2.30         2.40         2.89
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.64*       91.91        29.42        17.58        23.64        53.63
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $31,324,349. The fund received cash collateral of $33,182,301which is pooled with collateral of other Putnam funds into 36 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, April 30, 2002 the fund's expenses were reduced by $154,240 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,720 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $40,582 and $368 from the sale of class A and class M shares, respectively, and received $232,076 and $1,057 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $1,037 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $234,348,917 and $295,408,875, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,629,414        $ 33,965,853
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,065,811           9,996,358
---------------------------------------------------------------------------
                                             4,695,225          43,962,211

Shares repurchased                         (10,770,564)        (99,891,971)
---------------------------------------------------------------------------
Net decrease                                (6,075,339)       $(55,929,760)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,094,531       $ 153,060,376
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            11,308,609         136,602,279
---------------------------------------------------------------------------
                                            24,403,140         289,662,655

Shares repurchased                         (17,367,765)       (199,680,508)
---------------------------------------------------------------------------
Net increase                                 7,035,375       $  89,982,147
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,744,829        $ 16,290,246
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               195,462           1,824,175
---------------------------------------------------------------------------
                                             1,940,291          18,114,421

Shares repurchased                          (4,350,639)        (40,419,692)
---------------------------------------------------------------------------
Net decrease                                (2,410,348)       $(22,305,271)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,617,021      $   78,894,401
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,113,417          37,513,748
---------------------------------------------------------------------------
                                             9,730,438         116,408,149

Shares repurchased                         (11,617,074)       (132,655,912)
---------------------------------------------------------------------------
Net decrease                                (1,886,636)     $  (16,247,763)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    157,488         $ 1,448,565
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 5,527              51,630
---------------------------------------------------------------------------
                                               163,015           1,500,195

Shares repurchased                            (192,353)         (1,774,355)
---------------------------------------------------------------------------
Net decrease                                   (29,338)        $  (274,160)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    472,992         $ 5,613,797
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                49,865             598,797
---------------------------------------------------------------------------
                                               522,857           6,212,594

Shares repurchased                            (232,436)         (2,673,539)
---------------------------------------------------------------------------
Net increase                                   290,421         $ 3,539,055
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     38,784         $   361,700
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,496              78,977
---------------------------------------------------------------------------
                                                47,280             440,677

Shares repurchased                            (169,901)         (1,587,013)
---------------------------------------------------------------------------
Net decrease                                  (122,621)        $(1,146,336)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    208,596         $ 2,540,416
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               129,908           1,568,797
---------------------------------------------------------------------------
                                               338,504           4,109,213

Shares repurchased                            (391,169)         (4,520,191)
---------------------------------------------------------------------------
Net decrease                                   (52,665)        $  (410,978)
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin M. Cronin
Vice President

Justin M. Scott
Vice President

Paul C. Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund Kevin M. Cronin, Stephen M. Oristaglio, Justin M. Scott, Paul C. Warren. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA026-79297  840/884/869  6/02